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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        BARRISTER INFORMATION SYSTEMS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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
                                 PROPOSAL NO. 3

                           REINCORPORATION IN DELAWARE

        The following is intended to be a summary of the Reincorporation
Proposal.

         It would be impractical to present an exhaustive review of all the differences between New York law and Delaware law and the effect of reincorporation in Delaware on the operations of the Company and on the shareholders. Rather, this summary is intended to provide a general review of certain aspects of the Reincorporation Proposal. This summary does not purport to be complete, and it is qualified in its entirety by reference to the Agreement and Plan of Merger (the "Merger Agreement") (Exhibit "A"), the Certificate of Incorporation (the "Delaware Certificate") (Annex "I" to Exhibit
A) and the Company's Delaware By-Laws ("Delaware By-Laws") (Annex II to Exhibit "A").

GENERAL

         The Board of Directors of the Company has unanimously approved and for the reasons described below, unanimously recommends for shareholder approval, the change of the Company's state of incorporation from New York to Delaware (the "Reincorporation"). The Reincorporation will not result in any change in the capitalization, business management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will, however, allow the Company to take advantage of the modern and flexible provisions of the corporate laws of Delaware which are periodically updated and revised to meet changing business needs. The purpose and effects of the proposed transaction are summarized below.

         Following the consummation of the Reincorporation, the separate corporate existence of Barrister Information Systems Corporation, as a New York corporation, shall cease. Barrister Information Systems Corporation, a Delaware corporation ("Barrister Delaware"), a wholly-owned subsidiary of the Company, will succeed by operation of law to all of the business, assets and liabilities of the Company. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. Upon the effective date of the Reincorporation and pursuant to the Merger Agreement between Barrister New York and Barrister Delaware, each outstanding share of Common Stock of Barrister New York shall automatically be converted into one share of Common Stock of Barrister Delaware, and each holder of Common Stock of Barrister New York will become a holder of an equal number of shares of Common Stock of Barrister Delaware.

         AT THE EFFECTIVE TIME OF THE REINCORPORATION , THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE SHAREHOLDERS.

         The Reincorporation requires the approval of the Company's shareholders by the affirmative vote of the holders of two-thirds of all outstanding shares of the Company's Common Stock.

         Upon shareholder approval of the Reincorporation, Barrister New York will be merged with and into Barrister Delaware pursuant to the Merger Agreement resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General


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

Corporation Law and the Certificate of Incorporation and Bylaws of Barrister Delaware. These differ in certain respects from the Company's Restated Certificate of Incorporation and By-laws and the New York Business Corporation Law which currently govern the material affairs of the Company.

         Outstanding options to purchase shares of Common Stock of the Company will be converted into options to purchase the same number of shares of common stock of Barrister Delaware. Each employee stock plan and any other employee benefit plan to which the Company is a party, whether or not such plan relates to the Company's Common Stock, will be assumed by Barrister Delaware and, to the extent any such plan provides for the issuance or purchase of the Company's Common Stock, will be deemed to provide for the issuance or purchase of shares of Common Stock of Barrister Delaware.

         The Common Stock of Barrister Delaware will be listed on the American Stock Exchange ("AMEX"). Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Reincorporation will constitute "good delivery" of shares in transactions subsequent to Reincorporation. Certificates representing shares of Barrister Delaware Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF BARRISTER DELAWARE. OUTSTANDING STOCK CERTIFICATES OF BARRISTER NEW YORK SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

         As part of its approval and recommendation of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their approval, the Merger Agreement pursuant to which the Company will be merged into Barrister Delaware. The full text of the Merger Agreement is set forth as Exhibit A hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibit. For additional information and details relating to these and other changes reference is made to the Certificate of Incorporation of Barrister Delaware attached to this Proxy Statement as Annex I to Exhibit A , the By-laws of Barrister Delaware attached to this Proxy Statement as Annex II to Exhibit A and the discussions in this Proxy Statement under "Principal Reasons for Reincorporating in Delaware" and "Certain Significant Differences Between the Corporate Laws of New York and Delaware". Copies of the Certificate of Incorporation and By-laws of the Company are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

PRINCIPAL REASONS FOR REINCORPORATING IN DELAWARE

         The Company's Board of Directors believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

         Over the span of many years, Delaware has adopted a legislative policy of enacting business statutes for corporations to encourage incorporation in that state. Thus, Delaware has enacted corporate laws which provide a corporation with flexibility to respond to its legal and business interests. Additionally, the Delaware courts have issued a substantial body of case law interpreting the Delaware corporate statutes. Delaware has a more developed body of case law than New York. Many corporations have either incorporated in Delaware in the first instance, have reincorporated in Delaware, or, like the Company, are seeking to reincorporate in Delaware. Delaware law also generally provides for greater protection to a corporation's officers and directors from personal monetary liability.

         Generally, Delaware law provides a corporation with more flexibility to quickly respond to potentially advantageous mergers, acquisitions or sales of assets than does New York. Although the Company has no agreement concerning and is not presently negotiating the terms of any such merger, acquisition or sale of assets, provisions of the Delaware corporate law that require smaller majorities for shareholder approval of such transactions and that provide more limited appraisal remedies when such transactions are undertaken are viewed as being conducive to structuring and negotiating transactions which management and the Board may in the future seek to pursue as being in the best interests of the Company and its shareholders.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATE LAWS OF NEW YORK AND DELAWARE

         The merger between Barrister New York and Barrister Delaware will result in certain changes in the rights of shareholders because of the differences between the New York Business Corporation Law ("BCL") and the Delaware General Corporation Law ("GCL"). While it would be difficult in this proxy statement to detail all the differences between the two statutes, a summary of certain principal differences affecting shareholders rights follows. This summary is subject to, and qualified in its entirety by reference to the provisions contained in the New York BCL and the Delaware GCL.

         (A)      DISSENTER'S APPRAISAL RIGHTS

                  (1)      NEW YORK BCL

                  Under New York law, in situations involving a merger, acquisition, sale of all or substantially all the assets of a corporation, certain share exchanges or certain amendments to the certificate of incorporation which adversely affect the rights of such shareholders, a shareholder can dissent and, upon following certain procedures enumerated in the statute, tender his shares to the corporation and receive fair value for them ("appraisal rights").

                  (2)      DELAWARE GCL

                  Delaware law provides for such appraisal rights only in certain circumstances. In Delaware, in situations requiring shareholder approval, a dissenting shareholder may receive fair value for his shares when he objects to certain mergers or consolidations. Such appraisal rights do not exist in the case of a merger or consolidation if the voting class of stock is either listed on a national securities exchange or is held of record by more than 2,000 holders unless shareholders are to receive non-stock consideration for their shares (except for cash in lieu of fractional shares).

         (B)      SHAREHOLDER VOTING FOR CERTAIN CORPORATION TRANSACTIONS

         The New York BCL requires that certain corporate transactions be approved by an affirmative vote of the holders of a majority or, in other cases, by two-thirds or more of all of a


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

corporation's outstanding shares entitled to vote thereon. Delaware law differs with respect to such corporate transactions as outlined below.

                  (1)  MERGERS CONSOLIDATIONS AND SALES OF ASSETS

                           (a)      NEW YORK BCL

                           Under the New York BCL, certain corporate mergers
and consolidations and sales not in the ordinary course of business of all or substantially all of the assets of the corporation require authorization by two-thirds of the outstanding shares.

                           (b)      DELAWARE GCL

                           Under the Delaware GCL, such transactions may be
authorized by a majority vote of the shareholders entitled to vote thereon. In addition, the Delaware GCL provides that a vote of the shareholders of the surviving corporation is not required in the case of a merger when: (a) no amendment of its certificate of incorporation is effected; (b) each share of its stock prior to the merger is to be an identical outstanding or treasury share of the surviving corporation; and (c) the merger results in no more than a 20% increase in the amount of outstanding shares of common stock.

                           (c)      AGREEMENT WITH BREBAR INVESTMENTS, LTD.

                           Brebar Investments, Ltd. ("Brebar Investments") is a
major shareholder owning 2,000,000 shares of Common Stock of the Company. Brebar Investments' representative is Company Director, James Page, and Mr. Page participated in the Board of Directors' discussion regarding the Reincorporation Proposal. Mr. Page requested of the Company that, so long as Brebar Investments holds 10% or more of the Company's Common Stock, the Company not enter into a merger, acquisition or sale of all or substantially all the assets of the Company, unless:

                                    (i)     Brebar Investments agrees to the
merger, acquisition or sale of all or substantially all the assets of the Company; or

                                    (ii)    The Company obtains shareholder
approval for the merger, acquisition or sale of all or substantially all the assets of the Company by shareholder vote and approval by two-thirds of all outstanding shares entitled to vote thereon.

                           The Board of Directors of the Company has voted in
favor of this request.

                  (2)      DISSOLUTION WITHOUT JUDICIAL PROCEEDINGS

                           (a)      NEW YORK BCL

                           Under the New York BCL, a corporation may be
dissolved by authorization at a meeting of shareholders by the vote of the holders of two-thirds of all outstanding shares entitled to vote thereon.


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

                           (b)      DELAWARE GCL

                           Under the Delaware GCL, a corporation may be
dissolved by authorization of shareholders holding a majority of outstanding shares.

                  (3) CORPORATE ACTION BY SHAREHOLDERS' WRITTEN CONSENT WITHOUT SHAREHOLDERS' MEETING

                           (a)      NEW YORK BCL

                           Under the New York BCL, action may be taken by
shareholders without a shareholders' meeting only on the unanimous written consent of all shareholders.

                           (b)      DELAWARE GCL

                           Under the Delaware GCL, shareholders may take
corporate action without a meeting by written consent of the number of shareholders necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. Under Delaware law, after such corporate action is taken without a meeting, prompt notice of such action must be given to all shareholders who did not consent.

                  (4)      GUARANTEE AUTHORIZED BY SHAREHOLDERS

                           (a)      NEW YORK BCL

                           Under New York law, a guarantee may be given by a
corporation, although not in furtherance of its corporate purposes, when authorized at a meeting of shareholders by vote of the holders of two-thirds of all outstanding shares entitled to vote thereon.

                           (b)      DELAWARE GCL

                           The Delaware GCL contains no parallel provision.

         (C)      BOARD OF DIRECTORS

                  (1)      NUMBER OF DIRECTORS; SIZE OF COMMITTEES

                           (a)      NEW YORK BCL

                           Under New York law, the board of directors and each
committee of the board of directors must have three or more directors.

                           (b)      DELAWARE GCL

                           Under Delaware law, a board of directors or a
committee of the board of directors may have only one director.



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
                  (2)      CLASSIFICATION OF THE BOARD OF DIRECTORS

                           (a)      NEW YORK BCL

                           New York's BCL permits a classified board of
directors with as many as four classes. Each class is to be as nearly equal in number as possible. Each class cannot have fewer than three directors.

                           (b)      DELAWARE GCL

                           The Delaware GCL allows a classified board of
directors with up to three classes. There is no minimum number or requirement that the classes be nearly equal in number.

                  (3)      LOANS TO DIRECTORS

                           (a)      NEW YORK BCL

                           Under New York law, loans by the corporation to a
director are prohibited unless authorized by a majority vote of shareholders (excluding the votes of the borrower director).

                           (b)      DELAWARE GCL

                           Under Delaware law, loans to directors by the
corporation are permitted, without shareholder approval, if the board reasonably determines the loan will benefit the corporation.

         (D)      CAPITAL STOCK

                  (1)      DIVIDENDS

                           (a)      NEW YORK BCL

                           The New York BCL provides that dividends must be
paid out of earned or capital surplus except when the corporation is insolvent or would be made insolvent as a result of the dividend. When the corporation pays dividends out of sources other than earned surplus, it must notify shareholders of the effect of such dividends on capital, capital surplus and earned surplus.

                           (b)      DELAWARE GCL

                           Under Delaware law, dividends may be paid out of
earned or capital surplus or out of net profits for the current or preceding fiscal year.

                  (2)      CONSIDERATION FOR PURCHASE OF SHARES

                           (a)      NEW YORK BCL

                           The New York BCL provides that neither obligations
of the subscriber for future payments nor future services constitute permitted consideration or part consideration for


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

shares of the corporation. Certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased under stock options granted to directors, officers or employees under a plan permitting installment payments).

                           (b)      DELAWARE GCL

                           Under Delaware law, shares of stock may be issued,
and will be deemed to be fully paid and nonassessable, if the corporation receives consideration (whether in the form of cash, services rendered, personal property, real property or leases of real property, or a combination thereof) for the full subscription price or for an amount not less than the par value of such shares if the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

                  (3)      REDEEMABLE SHARES

                           (a)      NEW YORK BCL

                           The New York BCL generally permits redemption of
shares of common stock only at the option of the corporation.

                           (b)      DELAWARE GCL

                           The Delaware GCL permits redeemable shares to be the
subject of redemption, in accordance with the terms of such stock, by the corporation at its option or by holders at their option, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

                  (4)      RIGHTS AND OPTIONS TO PURCHASE SHARES

                           (a)      NEW YORK BCL

                           New York's BCL provides for majority shareholder
approval of the issuance to directors, officers or employees of rights or options to purchase shares of the corporation.

                           (b)      DELAWARE GCL

                           The Delaware GCL permits the issuance to directors,
officers or employees of rights or options to purchase shares by authorization of the board of directors without shareholder approval.

         (E)      BUSINESS COMBINATION STATUTES

                  (1)      NEW YORK BCL

                  The New York BCL prohibits certain business combinations between a resident domestic corporation and an interested shareholder for a period of five years after the interested shareholder becomes an interested shareholder unless the board of directors


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

approves the transaction that caused the interested shareholder to become an interested shareholder before the shareholder acquires the interest. After such five year period, the business combination must be approved by a majority of the outstanding voting stock not held by the interested shareholder or its affiliates or certain statutory fair price guidelines must be met. A "resident domestic corporation is defined as any corporation that is incorporated in New York, has its principal executive offices and significant business operations in New York or has at least 250 employees or 25% of its employees employed in New York, and has at least 10% of its voting stock beneficially owned by New York residents. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock.

                  (2)      DELAWARE GCL

                  The Delaware GCL prohibits any business combination between a Delaware corporation and an interested shareholder for three years from the date the interested shareholder became an interested shareholder unless (a) prior to the date the shareholder becomes interested, the board of directors approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder; (b) upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, the interested shareholder owned at least 8.5% of the voting stock of the corporation outstanding at the time the transaction commenced (not counting shares owned by persons who are directors and also officers and not counting certain shares in employee stock plans); or (c) on or subsequent to such date the business combination is approved by the board of directors and approved at a meeting (not by written consent) by at least two-thirds of the outstanding voting stock not owned by the interested shareholder or its affiliates. The Delaware GCL defines "interested shareholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike the New York BCL, the Delaware GCL does not require, in order to be covered by these statutory provisions, that the corporation's principal executive offices or significant operations be located in the jurisdiction of incorporation or that at least a specified percentage of its voting stock be beneficially owned by residents of Delaware.

         (F)      INSPECTION OF SHAREHOLDER'S LISTS

                  (1)      NEW YORK BCL

                  New York law provides that a qualified shareholder can inspect the corporation's list of shareholders upon at least five days written demand. The shareholder must have been a shareholder for at least 6 months or be a person authorized by at least 5% of any class of outstanding shares.

                  (2)      DELAWARE GCL

                  Under Delaware law, any shareholder can inspect the shareholder's list for a purpose reasonably related to that person's interest as a shareholder and, during the 10 days preceding a shareholders' meeting, for any purpose related to that meeting.


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
TERMINATION

The Board of Directors of the Company may terminate the Reincorporation at any time prior to its effective date, whether before or after shareholder approval, if the Board of Directors determines in its sole discretion that it would not be in the best interests of the Company and its shareholders.

FEDERAL INCOME TAX CONSEQUENCES

It is believed that under current law the Reincorporation will qualify as a tax free organization under the Internal Revenue Code of 1986, as amended (the "Code"). As such a transaction, no gain or loss will be recognized to holders of Company Common Stock upon the Reincorporation and the tax basis will remain the same for the shares of the Barrister Delaware Common Stock as it was for the Barrister New York Common Stock.

THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE SHARES OF THE COMMON STOCK OF THE COMPANY IS REQUIRED FOR SHAREHOLDER APPROVAL OF THE COMPANY'S REINCORPORATION IN DELAWARE. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.


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

                                                                       Exhibit A

AGREEMENT AND PLAN OF MERGER

         Agreement and Plan of Merger (this "Plan of Merger") made as of the _____ day of August, 1997, by and between Barrister Information Systems Corporation, a New York corporation ("Barrister New York") and Barrister Information Systems Corporation, a Delaware corporation ("Barrister Delaware"); Barrister New York and Barrister Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations". Barrister Delaware will be the surviving corporation, sometimes hereinafter referred to as the "Surviving Corporation".

W I T N E S S E T H:

         WHEREAS, Barrister New York has an authorized capital stock consisting of 20,000,000 shares of common stock, $.24 par value, of which 8,201,300 shares are issued and outstanding and 2,000,000 of preferred stock, none of which are issued and outstanding; and

         WHEREAS, Barrister Delaware has an authorized capital stock consisting of 20,000,000 shares of common stock, $.24 par value of which 8,201,300 shares are issued and outstanding, and 2,000,000 shares of preferred stock, none of which are issued and outstanding; and

         WHEREAS, all of the outstanding shares of Barrister Delaware are held by Barrister New York;

         WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and generally to the advantage and welfare of their respective Constituent Corporations and shareholders that Barrister New York merge with and into Barrister Delaware, with Barrister Delaware to be the Surviving Corporation, pursuant to the provisions of Section 907 of the Business Corporation Law of the State of New York (the "NYBCL") and Section 252 of the General Corporation Law of the State of Delaware;

         NOW, THEREFORE, subject to the approval of this Plan of Merger by the shareholders of Barrister New York, the Constituent Corporations hereby agree as follows:

         FIRST: Merger. At the Effective Time (as defined in Section SECOND herein), Barrister New York will be and it hereby is merged with and into Barrister Delaware (the "Merger").

         SECOND: Effective Time. This Plan of Merger will become effective immediately upon the filing of a Certificate of Merger pursuant to Section 906 of the NYBCL by the Department of State of the State of New York. The date and time of such filing is herein referred to as the "Effective Time".

         THIRD: Plan of Merger. This Plan of Merger constitutes a plan of merger pursuant to Section 906 of the NYBCL, to be carried out in the manner, on the terms and subject to the conditions herein set forth.


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



         FOURTH: Surviving Corporation. At the Effective Time the separate existence of Barrister New York will cease, and Barrister Delaware, as the surviving corporation of the Merger, will continue to exist under and be governed by the laws of the State of Delaware. The name of the Surviving Corporation will remain Barrister Information Systems Corporation.

         FIFTH: Terms and Conditions of the Merger.

                  (a) Rights and Liabilities of the Surviving Corporation. At and after the Effective Time, the Surviving Corporation will succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of the Constituent Corporations; all debts due either of the Constituent Corporations will be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations will be the property of the Surviving Corporation; the title to any real property of either of the Constituent Corporations will not revert or be in any way impaired by reason of the Merger, but will be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Time; and all debts, liabilities, and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

                  (b) conversion of Outstanding Stock. At the Effective Time, the issued shares of the common stock of Barrister Delaware will automatically be canceled, and without the surrender of stock certificates or any other action, the shares of the common stock of Barrister New York which are issued immediately prior to the merger will be the shares of the Surviving Corporation. The shares of preferred stock of Barrister New York will become preferred stock of Barrister Delaware.

         SIXTH: Certificate of Incorporation; By-laws. The certificate of incorporation of Barrister Delaware as existing at the Effective Tie, a copy of which is attached hereto as Annex I, will be unaffected by the Merger and will be the certificate of incorporation of the Surviving Corporation until the same is amended or repealed in accordance with Delaware law. The By-laws of Barrister Delaware as existing at the Effective Time, a copy of which is attached hereto as Annex II, will continue in full force as the By-laws of the Surviving Corporation until altered, amended or repealed as provided therein or as provided by law.

         SEVENTH: Directors and Officers of Surviving Corporation. The directors and officers of Barrister New York immediately prior to the Merger, whose names and offices are set forth on Annex II attached hereto, will be the directors and officers of the Surviving Corporation.

         EIGHTH: Termination. This Plan of Merger may be terminated and the Merger abandoned for any reason whatsoever, by mutual consent of the Board of Directors of the Constituent Corporations, at any tie prior to the Effective time, notwithstanding adoption and approval of this Plan of Merger by the shareholders of the Constituent Corporations.

         NINTH: Amendment. This Plan of Merger may be amended at any time prior to the Effective Time by mutual consent of the Boards of Directors of the Constituent Corporations; provided, however, that no such amendment shall adversely affect the rights of the shareholders of Barrister New York or Barrister Delaware subsequent to the adoption and


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

approval of this Plan of Merger by the shareholders of Barrister New York or Barrister Delaware, as the case may be.

         IN WITNESS WHEREOF, the foregoing Plan of Merger, which was duly adopted by the Board of Directors of each of the Constituent Corporations, has been executed by the President and Chief Operating Officer, and by the Secretary of each of the Constituent Corporation on and as of the date first set forth above.

                                      BARRISTER INFORMATION SYSTEMS
                                      CORPORATION

                                      (a New York corporation)

                                      By: ___________________________________
                                                Henry P. Semmelhack
                                                President and Chief
                                                 Executive Officer

Attest: _______________________
            Mark C. Donadio
              Secretary

                                      BARRISTER INFORMATION SYSTEMS
                                      CORPORATION
                                      (a Delaware corporation)

                                      By: ___________________________________
                                                 Henry P. Semmelhack
                                                 President and Chief
                                                  Executive Officer

Attest: _______________________
            Mark C. Donadio
               Secretary

                              ANNEX I TO EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                        --------------------------------

                        Under Section 102 of the General
                    Corporation Law of the State of Delaware

         1. The name of the corporation is BARRISTER INFORMATION SYSTEMS CORPORATION.

         2. The address of the corporation's registered office in the State of Delaware is No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

         3. The purposes of the corporation are to engage in any lawful act or activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

         4. The total number of shares of all classes of stock which the corporation shall have authority to issue is 22,000,000 shares. 20,000,000 shares shall be designated as Common Stock with a par value of $.24 each and 2,000,000 shares shall be designated as Preferred Stock with a par value of $1.00 each.

                  The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

                  The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (a) The number of shares constituting that series and the distinctive designation of that series;

                  (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

                  (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

                  (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

                  (h) Any other relative rights, preferences and limitations of that series.

                  The holders of Common Stock shall be entitled to such dividend, liquidation and voting rights and such other rights and privileges as are provided by the General Corporation Law, subject to the rights of the holders of Preferred Stock issued pursuant to this Section.

                  1. The name and mailing address of the sole incorporator are Chantel M. Woodfine, c/o Hodgson, Russ, Andrews, Woods & Goodyear, 1800 One M & T Plaza, Buffalo, New York 14203.

                  2. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the by-laws of the corporation.

                  3. Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                  4. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  5. To the extent permitted by the General Corporation Law of the State of Delaware (or any statute succeeding such law), as such law now exists or may hereafter be amended, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director occurring during the time this Paragraph 5 is in effect.

                  THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is her act and deed and the facts herein are true and, accordingly, has hereunto set her hand this 8th day of August, 1997.

                                 -----------------------------------------
                                 Chantel M. Woodfine, Incorporator

                              ANNEX II TO EXHIBIT A

                                     BY-LAWS

                                       OF

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

                  SECTION 1. ANNUAL MEETING. The annual meeting of stockholders of the corporation for the election of directors and for the transaction of other business shall be held at such time and such place within or without the State of Delaware as shall be determined by the Board of Directors or the Chairman of the Board or the President and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                  SECTION 2. SPECIAL MEETINGS. A special meeting of stockholders may be called by the Board of Directors or the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the President, the Secretary or an Assistant Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the holders of record of a majority of the outstanding shares of the stock of the corporation entitled to vote at the meeting. Each special meeting of stockholders shall be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of the meeting.

                  SECTION 3. NOTICE AND PURPOSE OF MEETINGS. Written notice of each meeting of stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, in general terms, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the meeting to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with first-class postage thereon prepaid, directed to each stockholder at his or her address as it appears on the records of the corporation.

                  SECTION 4. PROCEDURE. At each meeting of stockholders the order of business and all other matters of procedure may be determined by the person presiding at the meeting.

                  SECTION 5. LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of the stock of the corporation registered in the name of each stockholder. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  SECTION 6. QUORUM. Except as otherwise required by law or the certificate of incorporation, a quorum at all meetings of stockholders shall consist of the holders of record of not less than a majority of the outstanding shares of the stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, except when the stockholders are required to vote by class, in which event the holders of record of not less than a majority of the outstanding shares of the appropriate class shall be present in person or represented by proxy.

                  SECTION 7. ADJOURNMENTS. The stockholders entitled to vote who are present in person or represented by proxy at any meeting of stockholders, whether or not a quorum shall be present at the meeting, shall have power by a majority of the votes cast to adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place to which the meeting is adjourned. At any adjourned meeting held without notice at which a quorum shall be present any business may be transacted that might have been transacted on the original date of the meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

                  SECTION 8. VOTING; PROXIES. Unless otherwise provided in the certificate of incorporation, each stockholder of record shall be entitled at every meeting of stockholders to one vote for each share of the stock of the corporation standing in his or her name on the record of stockholders on the record date fixed for the meeting or, if no record date for the meeting was fixed, on the date of the meeting. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may act in person or may authorize another person or persons to act for him or her by proxy, but no proxy shall be voted or acted upon after three years from its date unless it provides for a longer period.

                  Directors elected at any meeting of stockholders shall, except as otherwise required by law, be elected by a plurality of the votes cast. All other corporate action to be taken by vote of stockholders shall, except as otherwise required by law or the certificate of incorporation, be authorized by a majority of the votes cast. Unless otherwise provided in the certificate of incorporation, the vote for directors shall be by ballot, but the vote upon any other question before a meeting of stockholders shall not be by ballot unless required by law or unless the person presiding at such meeting shall so direct or unless any stockholder present in person or by proxy and entitled to vote thereon shall so demand.

                  SECTION 9. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action (including, without limitation, adoption, amendment or repeal of by-laws) which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken and the date of each signature, shall be signed by the holders of outstanding shares of the stock of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Written consents signed by a sufficient number of stockholders to take action shall be delivered to the corporation within sixty days of the earliest dated consent so delivered. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                  SECTION 10. WAIVER OF NOTICE. Whenever notice is required by law or these by-laws to be given to any stockholder, a written waiver thereof, signed by such stockholder in person or by proxy, whether before or after the time stated therein, shall be deemed equivalent to notice. The attendance of any stockholder at a meeting in person or by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in any written waiver of notice.

                  SECTION 11. INSPECTORS OF ELECTION. The Board of Directors may, in advance of any meeting of the stockholders, appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed in advance of the meeting, the person presiding at such meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. In case any inspector appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. No person who is a candidate for the office of director of the corporation shall act as an inspector at any meeting of the stockholders at which directors are elected.

                  SECTION 12. DUTIES OF INSPECTORS OF ELECTION. Whenever one or more inspectors of election may be appointed as provided in these by-laws, he, she or they shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.

                  SECTION 13. FIXING RECORD DATE. The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, except that the Board of Directors may, by resolution, fix a different record date which shall not precede the date such resolution is adopted and shall not be more than sixty nor less than ten days before the date of the meeting. The record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be either the first date on which a signed written consent provided for in these By-Laws is delivered to the corporation or, if prior action by the Board of Directors is required by law, at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action, except that the Board of Directors may, by resolution, fix a different record date which shall neither precede nor be more than ten days after the date such resolution is adopted. The record date for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, except that the Board of Directors may, by resolution, fix any other record date not more than sixty days prior to such action. Only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting of stockholders and any adjournment thereof, or to receive payment of such dividend or such other distribution or such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of shares of the stock of the corporation, or to participate in such other action, or to give such consent, as the case may be, notwithstanding any transfer of any shares of the stock of the corporation on the books of the corporation after any such record date so fixed. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE II

                                    DIRECTORS
                                    ---------

                  SECTION 1. GENERAL POWERS. The property, business and affairs of the corporation shall be managed by or under the direction of its Board of Directors.

                  SECTION 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of one or more members. The exact number of directors shall be fixed from time to time by action of the stockholders or by vote of a majority of the entire Board of Directors.

                  SECTION 3. ELECTION AND TERM OF OFFICE. Except as otherwise required by law or these by-laws, each director shall be elected at the annual meeting of stockholders of the corporation and shall hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal.

                  SECTION 4. RESIGNATION. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time specified therein; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 5. REMOVAL OF DIRECTORS. Except as otherwise provided by law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares of the stock of the corporation then entitled to vote at an election of directors.

                  SECTION 6. VACANCIES. Newly created directorships and vacancies in the Board of Directors, including vacancies resulting from the resignation of directors effective immediately or at a future date or from the removal of directors, with or without cause, may be filled by vote of the stockholders, by vote of a majority of the directors then in office (including directors whose resignations are effective at a future date), although less than a quorum, or by the sole remaining director. Each director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. A vote to fill a vacancy or vacancies created by the resignation or resignations of a director or directors effective at a future date shall take effect when the resignation or resignations become effective.

                  SECTION 7. FIRST MEETING OF NEWLY ELECTED DIRECTORS. The first meeting of the newly elected Board of Directors may be held immediately after the annual meeting of stockholders and at the same place as the annual meeting of stockholders, provided a quorum is present, and no notice of the meeting shall be necessary. In the event the first meeting of the newly elected Board of Directors is not held at said time and place, it shall be held as provided in Section 8 or 9 of this Article II.

                  SECTION 8. REGULAR MEETINGS OF DIRECTORS. Regular meetings of the Board of Directors may be held without notice at such time and such place within or without the State of Delaware as may be fixed from time to time by resolution of the Board of Directors. If any day fixed for a regular meeting shall be a legal holiday at a place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

                  SECTION 9. SPECIAL MEETINGS OF DIRECTORS. A special meeting of the Board of Directors may be called by the Chairman of the Board or, in the absence or disability of the Chairman of the Board, by the President or any Vice President, or by any two directors, or if there is only one director by that one director. Each special meeting of the Board of Directors may be held at such time and such place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

                  SECTION 10. NOTICE OF SPECIAL MEETINGS. Notice of each special meeting of the Board of Directors, stating the time and place thereof, shall be given by the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or any member of the Board of Directors, to each member of the Board of Directors (a) not less than three days before the meeting by depositing the notice in the United States mail, with first-class postage thereon prepaid, directed to each member of the Board of Directors at the address designated by him or her for such purpose (or, if none is designated, at his or her last known address), or (b) not less than twenty-four hours before the meeting by either (i) delivering the same to each member of the Board of Directors personally, (ii) sending the same by telephone, telegraph, cable or wireless to the address designated by him or her for such purposes (or, if none is designated, to his or her last known address) or (iii) delivering the notice to the address designated by him or her for such purpose (or, if none is designated, to his or her last known address). The notice of any meeting of the Board of Directors need not specify the purpose or purposes for which the meeting is called, except as otherwise required by law or these by-laws.

                  SECTION 11. QUORUM AND ACTION BY THE BOARD. At all meetings of the Board of Directors, except as otherwise required by law or these by-laws, a quorum shall be required for the transaction of business and shall consist of not less than a majority of the entire Board of Directors, and the vote of a majority of the directors present shall decide any question that may come before the meeting. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time or place without notice other than announcement at the meeting of the time and place to which the meeting is adjourned.

                  SECTION 12. PROCEDURE. The order of business and all other matters of procedure at every meeting of the Board of Directors may be determined by the person presiding at the meeting.

                  SECTION 13. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution adopted by vote of a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member or alternate member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member or alternate member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority of the Board of Directors in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the by-laws of the corporation, declaring a dividend or authorizing the issuance of stock. Each such committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. A majority vote of all the members of any such committee may fix its rules or procedure, determine its actions and fix the time and place within or without the State of Delaware for its meetings and specify the number of members required to constitute a quorum and what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors may at any time fill vacancies in, change the membership of or discharge any such committee.

                  SECTION 14. COMPENSATION OF DIRECTORS. The Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of committees of the Board of Directors may be allowed like compensation for attending committee meetings.

                  SECTION 15. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or committee.

                  SECTION 16. PRESENCE AT MEETING BY TELEPHONE. Members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting by such means shall constitute presence in person at the meeting.

                  SECTION 17. WAIVER OF NOTICE. Whenever notice is required by law or these by-laws to be given to any director, a written waiver thereof, signed by such director, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE III

                                    OFFICERS
                                    --------

                  SECTION 1. OFFICERS; TERM OF OFFICE. The Board of Directors shall annually, at the first meeting of the Board of Directors after the annual meeting of stockholders, elect a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors may from time to time elect or appoint such additional officers as it may determine. Such additional officers shall have such authority and perform such duties as the Board of Directors may from time to time prescribe.

                  The Chairman of the Board, the President, each Vice President, the Secretary and the Treasurer shall each, unless otherwise determined by the Board of Directors, hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. Each additional officer appointed or elected by the Board of Directors shall hold office for such term as shall be determined from time to time by the Board of Directors and until his or her successor has been elected or appointed and qualified or until his or her earlier resignation or removal.

                  SECTION 2. REMOVAL. Any officer may be removed or have his or her authority suspended by the Board of Directors at any time, with or without cause.

                  SECTION 3. RESIGNATION. Any officer may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time specified therein; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 4. VACANCIES. A vacancy in any office arising for any reason may be filled by the Board of Directors.

                  SECTION 5. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the chief executive officer of the corporation. He or she shall preside at all meetings of stockholders and of the Board of Directors. He or she shall have the general powers and duties of supervision and management of the corporation which usually pertain to his or her office, and shall perform all such other duties as are properly required of him or her by the Board of Directors.

                  SECTION 6. THE PRESIDENT. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and of the Board of Directors. The President shall, in the absence or disability of the Chairman of the Board, or at his or her request, perform the duties and exercise the powers of the Chairman of the Board. The President shall also have such powers and perform such duties as usually pertain to his or her office or as are properly required of him or her by the Board of Directors.

                  SECTION 7. THE VICE PRESIDENTS. The Vice Presidents may be designated by such title or titles as the Board of Directors may determine, and each Vice President in such order of seniority as may be determined by the Board of Directors shall, in the absence or disability of the Chairman of the Board and the President, or at the request of either of them, perform the duties and exercise the powers of the Chairman of the Board or the President, as the case may be. The Vice Presidents also shall have such powers and perform such duties as usually pertain to their office or as are properly required of them by the Board of Directors.

                  SECTION 8. THE SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall issue notices of all meetings of stockholders and of the Board of Directors where notices of such meetings are required by law or these by-laws. He or she shall attend meetings of stockholders and of the Board of Directors and keep the minutes thereof in a book or books to be provided for that purpose. He or she shall affix the corporate seal to and sign such instruments as require the seal and his or her signature and shall perform such other duties as usually pertain to his or her office or as are properly required of him or her by the Board of Directors.

                  The Assistant Secretaries may, in the absence or disability of the Secretary, or at his or her request or the request of the Chairman of the Board, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board of Directors shall prescribe.

                  SECTION 9. THE TREASURER AND ASSISTANT TREASURERS. The Treasurer shall have the care and custody of all the moneys and securities of the corporation. He or she shall cause to be entered in books of the corporation to be kept for that purpose full and accurate accounts of all moneys received by him or her and paid by him or her on account of the corporation. He or she shall make and sign such reports, statements and instruments as may be required of him or her by the Board of Directors or by the laws of the United States or of any state, country or other jurisdiction in which the corporation transacts business, and shall perform such other duties as usually pertain to his or her office or as are properly required of him or her by the Board of Directors.

                  The Assistant Treasurers may, in the absence or disability of the Treasurer, or at his or her request or the request of the Chairman of the Board, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors shall prescribe.

                  SECTION 10. OFFICERS HOLDING TWO OR MORE OFFICES. Any two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or otherwise to be executed or verified by two or more officers.

                  SECTION 11. DUTIES OF OFFICERS MAY BE DELEGATED. In case of the absence or disability of any officer of the corporation, or in case of a vacancy in any office or for any other reason that the Board of Directors may deem sufficient, the Board of Directors, except as otherwise provided by law, may temporarily delegate the powers or duties of any officer to any other officer or to any director.

                  SECTION 12. COMPENSATION. The compensation of all officers shall be determined by the Board of Directors. The compensation of all other employees shall be fixed by the Chairman of the Board within such limits as may be prescribed by the Board of Directors.

                  SECTION 13. SECURITY. The corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise, as may be required from time to time by the Board of Directors.

                                   ARTICLE IV

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS
                    -----------------------------------------

                  SECTION 1. RIGHT OF INDEMNIFICATION. Each director and officer of the corporation, whether or not then in office, shall be indemnified by the corporation for the defense of, or in connection with, any threatened, pending or completed actions or proceedings and appeals therein, whether civil, criminal, administrative or investigative, in accordance with and to the fullest extent permitted by the General Corporation Law of the State of Delaware or other applicable law, as such law now exists or may hereafter be adopted or amended; provided, however, that the corporation shall provide indemnification in connection with an action or proceeding (or part thereof) initiated by such a director or officer only if such action or proceeding (or part thereof) was authorized by the Board of Directors.

                  SECTION 2. ADVANCEMENT OF EXPENSES. Expenses incurred by a director or officer in connection with any action or proceeding as to which indemnification may be given under Section 1 of this Article IV may be paid by the corporation in advance of the final disposition of such action or proceeding upon the receipt of an undertaking by or on behalf of such director or officer to repay such advancement in case such director or officer is ultimately found not to be entitled to indemnification as authorized by this Article IV and approval by the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding or, if such a quorum is not obtainable, then approval by the stockholders. To the extent permitted by law, the Board of Directors or, if applicable, the stockholders, shall not be required to find that the director or officer has met the applicable standard of conduct provided by law for indemnification in connection with such action or proceeding before the corporation makes any advance payment of expenses hereunder.

                  SECTION 3. INDEMNIFICATION OF EMPLOYEES: The corporation shall indemnify any person made, or threatened to be made, a party to any action or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was an employee of the corporation or by reason of the fact that such employee, at the request of the corporation is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, to the same extent and subject to the same conditions required with respect to the indemnification of directors and officers pursuant to Section 1 of this Article IV; provided, however, that the corporation shall not indemnify any person made a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was an employee of the corporation, in relation to matters as to which such employee is adjudged to have breached any duty to the corporation.

                  SECTION 4. AVAILABILITY AND INTERPRETATION. To the extent permitted under applicable law, the rights of indemnification and to the advancement of expenses provided in this Article IV shall be available with respect to events occurring prior to the adoption of this Article IV, shall continue to exist after any rescission or restrictive amendment of this Article IV with respect to events occurring prior to such rescission or amendment, shall be interpreted on the basis of applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding or, at the sole discretion of the director or officer, on the basis of applicable law in effect at the time such rights are claimed and shall be in the nature of contract rights that may be enforced in any court of competent jurisdiction as if the corporation and the director or officer for whom such rights are sought were parties to a separate written agreement.

                  SECTION 5. OTHER RIGHTS. The rights of indemnification and to the advancement of expenses provided in this Article IV shall not be deemed exclusive of any other rights to which any director or officer of the corporation or other person may now or hereafter be otherwise entitled whether contained in the certificate of incorporation, these by-laws, a resolution of the Board of Directors or an agreement. Without limiting the generality of the foregoing, the rights of indemnification and to the advancement of expenses provided in this Article IV shall not be deemed exclusive of any rights, pursuant to statute or otherwise, of any director or officer of the corporation or other person in any action or proceeding to have assessed or allowed in his or her favor, against the corporation or otherwise, his or her costs and expenses incurred therein or in connection therewith or any part thereof.

                  SECTION 6. SEVERABILITY. If this Article IV or any part hereof shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of this Article IV shall remain fully enforceable.

                                   ARTICLE V

                           SHARES AND THEIR TRANSFER
                           -------------------------

                  SECTION 1. CERTIFICATES. Every stockholder of the corporation shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number of shares of the stock of the corporation owned by him or her.

                  SECTION 2. ISSUANCE OF CERTIFICATES. Certificates representing shares of stock of the corporation shall be numbered in the order in which they are issued and shall be signed by the Chairman of the Board or the President or any Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer of the corporation who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he or she were such officer at the date of issue.

                  SECTION 3. MORE THAN ONE CLASS OF STOCK. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except for restrictions on transfer of stock (as provided in section 202 of the General Corporation Law of Delaware), in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  SECTION 4. STOCK LEDGER. A record shall be kept by the Secretary, by the transfer agent, or by any other officer, employee or agent designated by the Board of Directors, of the name of the individual, firm or corporation holding the shares of the stock of the corporation represented by each certificate, the number of shares represented by such certificate, the date of issue thereof and, in case of cancellation, the date of cancellation thereof.

                  SECTION 5. TRANSFER OF SHARES. Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares of the stock of the corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, to cancel the old certificate and to record the transaction upon its books. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the corporation for transfer, both the transferor and transferee request the corporation to do so.

                  SECTION 6. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of the stock of the corporation to receive dividends, and to vote as such owner, and to hold liable for call and assessment a person registered on its books as the owner of such shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                  SECTION 7. REGULATIONS. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with law, the certificate of incorporation or these by-laws, concerning the issue, transfer and registration of certificates representing shares of the stock of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents or one or more registrars, and may require all such certificates to bear the signature or signatures of any of them.

                  SECTION 8. LOST, STOLEN AND DESTROYED CERTIFICATES. The Board of Directors may in its discretion cause a new certificate representing shares of the stock of the corporation to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon satisfactory proof of that fact by the person claiming the certificate to have been lost, stolen or destroyed; but the Board of Directors may in its discretion refuse to issue a new certificate except upon the order of a court having jurisdiction in such matters. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnity it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI

                                    FINANCES
                                    --------

                  SECTION 1. CORPORATE FUNDS. The funds of the corporation shall be deposited in its name with such banks, trust companies or other depositories as the Board of Directors may from time to time designate. All cheeks, notes, drafts and other negotiable instruments of the corporation shall be signed by such officer or officers, employee or employees, agent or agents as the Board of Directors may from time to time designate. No officers, employees or agents of the corporation, alone or with others, shall have power to make any checks, notes, drafts or other negotiable instruments in the name of the corporation or to bind the corporation thereby, except as provided in this Section 1.

                  SECTION 2. FISCAL YEAR. The fiscal year of the corporation shall end on March 31 unless otherwise provided by the Board of Directors.

                  SECTION 3. DIVIDENDS; RESERVES. Dividends upon the stock of the corporation, payable out of funds legally available therefor, may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the stock of the corporation. Before declaring any dividend, the Board of Directors may set aside out of any funds of the corporation legally available for dividends such sum or sums as the Board of Directors from time to time in its discretion shall deem proper as a reserve for working capital, for contingencies, for equalizing dividends or for such other purpose or purposes as the Board of Directors shall deem conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                  SECTION 4. LOANS TO EMPLOYEES AND OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation, including any officer or employee who is also a director of the corporation, whenever in the judgment of the Board of Directors such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of

Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.

                                   ARTICLE VII

                                 CORPORATE SEAL
                                 --------------

                  SECTION 1. FORM OF SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware", and shall otherwise be in such form as shall be prescribed from time to time by the Board of Directors.

                  SECTION 2. USE OF SEAL. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced in any manner.

                                  ARTICLE VIII

                                   AMENDMENTS
                                   ----------

                  SECTION 1. PROCEDURE FOR AMENDING BY-LAWS. By-laws of the corporation may be adopted, amended or repealed at any meeting of stockholders, notice of which shall have referred to the proposed action, by the holders of a majority of the shares of the corporation then entitled to vote at an election of directors, or if the power to adopt, amend or repeal by-laws shall have been conferred upon the directors in the certificate of incorporation, at any meeting of the Board of Directors, notice of which shall have referred to the proposed action, by the vote of a majority of the entire Board of Directors.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 3, 1997

         The undersigned hereby appoints HENRY P. SEMMELHACK and MARK C. DONADIO as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Information Systems Corporation held of record by the undersigned on August 21, 1997 at the Annual Meeting of Shareholders to be held on October 3, 1997, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.

          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD
                    BARRISTER INFORMATION SYSTEMS CORPORATION
                                  COMMON STOCK

[ ] --------------------------------         --------------------------------
           Account Number                              Common Stock

     The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1 and FOR Proposal 2 and 3.

******************************************************************************

1. ELECTION OF             FOR all nominees            WITHHOLD
   DIRECTORS:              listed below (except        AUTHORITY to vote
                           as marked to the            for all nominees listed
                           contrary below)

                                [  ]                          [  ]

   Class II: Henry P. Semmelhack, James D. Morgan, Richard P. Beyer and Warren E. Emblidge, Jr.

   WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):

*******************************************************************************

2. AMENDMENT OF THE COMPANY'S 1989 STOCK INCENTIVE PLAN to increase the number of shares of the Company's Common Stock available for options and awards under the Plan by 300,000 shares to a total of 900,000 shares.

      FOR                      AGAINST                          ABSTAIN
      [ ]                        [ ]                              [ ]
*******************************************************************************

3. REINCORPORATION OF THE COMPANY FROM NEW YORK TO DELAWARE.

      FOR                      AGAINST                          ABSTAIN
      [ ]                        [ ]                              [ ]
*******************************************************************************

4. RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP, Independent auditors for the current fiscal year ending March 31, 1998.

      FOR                      AGAINST                          ABSTAIN
      [ ]                        [ ]                              [ ]
*******************************************************************************

[              ]         Please sign here exactly as name appears to left.

                         Dated:  ______________________, 1997

[              ]         ___________________________________________________
                         Signature of Shareholder

                         ___________________________________________________
                         Signature of Shareholder
                         Persons signing in a representative capacity should indicate their capacity.